SUNAMERICA STYLE SELECT SERIES, INC.(R)

Supplement to the Statement of Additional Information dated
February 28, 2000


     The investment restrictions set forth on pages B-38 and B-39 the Statement of Additional Information, are amended as follows:

     The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

                              ***

     10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.



Dated:  April 13, 2000